THIRD QUARTER 2024 FINANCIAL RESULTS November 5, 2024

2© 2024 Infinera. All rights reserved. Safe Harbor This presentation contains forward-looking statements, including those related to Infinera’s expectations regarding its business model and strategy, market opportunities and trends, competition, and customers; capacity growth; Infinera’s business and growth strategy and related expectations; Infinera's design wins; proposed CHIPS Act and other government funding; and statements related to the proposed acquisition by Nokia Corporation (“Nokia”), including the future performance and benefits of the combined business. All statements other than statements of historical fact could be deemed forward looking, including, but not limited to, statements made about future market, financial and operating performance; statements regarding future products or technology, as well as the timing to market of any such products or technology; any statements about historical results that may suggest trends for Infinera’s business; and any statements of assumptions underlying any of the items mentioned. These forward-looking statements are based on estimates and information available to Infinera at the time of this presentation and are not guarantees of future performance; actual results could differ materially from those stated or implied due to risks and uncertainties. The risks and uncertainties that could cause Infinera’s results to differ materially from those expressed or implied by such forward-looking statements include, among other things, risks related to the proposed acquisition by Nokia pursuant to an Agreement and Plan of Merger, dated as of June 27, 2024 (the “Merger Agreement”), by and among the Company, Infinera and Neptune of America Corporation, a wholly owned subsidiary of Nokia (“Merger Sub”), including regarding the timing and completion of the proposed acquisition as well as general business uncertainty relating to the proposed acquisition and the anticipated benefits of the acquisition; continued demand growth for network capacity; the level and timing of customer capital spending and the impact on customer demand from customers holding excess inventory beyond normalized levels; delays in the development, introduction or acceptance of new products or updates to existing products; supply chain issues; Infinera's dependency on sole source, limited source or high-cost suppliers; aggressive business tactics by competitors and new entrants; Infinera's ability to compete in a highly competitive market; product performance problems; the effects of the macroeconomic environment on Infinera’s business, stock price and personnel; Infinera's ability to identify, attract, upskill and retain qualified personnel; Infinera's relationships with contract manufacturers and third-party partners; Infinera’s reliance on key customers; the effects of customer and supplier consolidation; the complexity of Infinera’s manufacturing processes for its optical engine and other products; Infinera’s ability to respond to rapid technological changes; failure to accurately forecast Infinera's manufacturing requirements or customer demand; fluctuations in demand, sales cycles and prices for products and services, including discounts given in response to competitive pricing pressures; the partial or complete loss of Infinera's manufacturing facilities, a reduction in yield of PICs or an inability to scale to meet customer demands; failure to secure the funding contemplated by grants Infinera may receive from governments, agencies or research organizations, or failure to comply with the terms of those grants; Infinera’s future capital needs and its ability to generate the cash flow or otherwise secure the capital necessary to meet such capital needs; the adverse impact of inflation and high interest rates; Infinera's ability to service its debt obligations and pursue its strategic plan; the impacts of any restructuring plans or other strategic efforts on our business; the outcome of research and development investments and initiatives; risks and compliance obligations relating to Infinera's international operations as well as actions by the U.S. or foreign governments; Infinera’s effective tax rate, which may increase or fluctuate; foreign currency fluctuations; potential dilution from the issuance of additional shares of common stock in connection with the conversion of Infinera's convertible senior notes; Infinera’s ability to protect its intellectual property; claims by others that Infinera infringes on their intellectual property rights; security incidents, such as data breaches or cyber-attacks; Infinera's ability to comply with various rules and regulations, including with respect to export control and trade compliance, environmental, social, governance, privacy and data protection matters; events that are outside of Infinera's control, such as natural disasters, violence or other catastrophic events that could harm Infinera's operations; Infinera’s ability to remediate its material weaknesses and to maintain an effective system of internal controls; Infinera's ability to maintain effective disclosure controls and procedures; and other risks and uncertainties detailed in Infinera’s SEC filings from time to time. More information on potential factors that may impact Infinera’s business are set forth in Infinera's periodic reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 30, 2023, as filed with the SEC on May 17, 2024, and its Quarterly Report on Form 10-Q for the quarter ended June 29, 2024, as filed with the SEC on August 2, 2024, as well as subsequent reports filed with or furnished to the SEC from time to time. These reports are available on Infinera’s website at www.infinera.com and the SEC’s website at www.sec.gov. Infinera assumes no obligation to, and does not currently intend to, update any such forward-looking statements. This presentation includes non-GAAP financial measures such as non-GAAP net income, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP diluted EPS, Adjusted EBITDA and free cash flow. We present non-GAAP financial measures in addition to, and not as a substitute for, financial measures calculated in accordance with generally accepted accounting principles (“GAAP”). Non-GAAP measures should not be considered in isolation or as alternatives to GAAP measures. In addition, the non-GAAP measures we use, as presented, may not be comparable to similar measures used by other companies. Infinera believes these adjustments are appropriate to enhance an overall understanding of its underlying financial performance and also its prospects for the future and are considered by management for the purpose of making operational decisions. See the Appendix to this presentation for reconciliations to the most comparable GAAP financial measures. Forward Looking Statements

Q3'24 Highlights

FINANCIALS

CONTINUED IMPROVEMENT ACROSS KEY FINANCIAL METRICS

REVENUE +3% QoQ

GROSS MARGIN (GAAP) +20BPS QoQ

OPERATING MARGIN (GAAP) +560BPS QoQ

STRONG CASH FLOW GENERATION
(OPER. CASH FLOW $44.5M; FREE CASH FLOW* $20.5M)

SOLUTIONS

400G ICE-X PLUGGABLE ORDERS RECEIVED FROM TWO TIER 1 CUSTOMERS

SECOND MAJOR ICP DESIGN WIN FOR GX-OLS

ICE-7 DESIGN WINS

FIRST TIER 1 WIN FOR OPENWAVE MGR. (SOFTWARE SUITE)

CUSTOMER SUCCESS

STRENGTH ACROSS ICP CUSTOMERS
(>40% OF Q3'24 REVENUE; REVENUE +34% YoY)

TWO 10%+ CUSTOMERS IN Q3'24

STRONG DESIGN WIN MOMENTUM ACROSS ICPs, U.S. SERVICE PROVIDERS AND SUBSEA

VALUE DRIVERS

PROPOSED ACQUISITION OF INFINERA BY NOKIA

>$200M IN PROPOSED FEDERAL INCENTIVES**

U.S.-BASED SEMICONDUCTOR FAB & PACKAGING FACILITIES

SUPPLY CHAIN SECURITY

ICP = Internet Content Provider
EMEA = Europe, Middle East & Africa
APAC = Asia-Pacific
GX-OLS = GX Open Line System

*** In October 2024, the Company and the U.S. Department of Commerce signed a non-binding preliminary memorandum of terms to receive up to $93 million in direct funding as part of the CHIPS & Science Act. This proposed direct funding, when combined with investment tax credits available, could result in > $200 million in total federal incentives as well as potential state and local incentives.*

** See reconciliation of GAAP to non-GAAP in the appendix of this presentation.*

Infinera

© 2024 Infinera. All rights reserved.

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Financials and Comparison to Prior Periods

FINANCIAL METRICS (Non-GAAP*)	Q3'23	Q2'24	Q3'24		QoQ CHANGE	YoY CHANGE
Revenue ($M)	$392	$343	$354		3%	-10%
Gross Margin % *	41.9%	40.3%	40.4%		10bps	-150bps
Opex ($M) *	$134	$143	$131		-8%	-2%
Operating Margin % *	7.7%	-1.3%	3.5%		480bps	-420bps
Diluted EPS *	$0.08	($0.06)	$0.00		$0.06	($0.08)

** See reconciliation of GAAP to non-GAAP financial measures in the appendix of this presentation.*

Year-over-Year (YoY) Trends

1. REVENUE: UP QoQ PRIMARILY FROM ICPs BUT DOWN YoY ON WEAKER TRENDS WITH CSPs
2. GROSS MARGIN: MODESTLY UP QoQ BUT DOWN YoY PRIMARILY DRIVEN BY PRODUCT MIX
3. OPEX: LOWER YoY ON SPEND DISCIPLINE, WITH CONTINUED INVESTMENTS IN M&S AND R&D
4. OPERATING MARGIN: IMPACTED YoY BY LOWER REVENUE & GROSS MARGIN

CSP = Communication Service Provider
M&S = Marketing & Sales
R&D = Research & Development

Infinera
© 2024 Infinera. All rights reserved.
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5 QoQ YoY CHANGE CHANGE Region United States $229.6 $200.5 $212.8 6% -7% Other Americas $ 25.4 $ 28.3 $ 16.0 -43% -37% Europe, Middle East and Africa $ 99.3 $ 84.2 $ 93.0 10% -6% Asia Pacific $ 38.1 $ 29.7 $ 32.6 10% -14% Total $392.4 $342.7 $354.4 3% -10% Channel Direct $264.1 $211.0 $224.5 6% -15% Indirect $128.3 $131.7 $129.9 -1% 1% Total $392.4 $342.7 $354.4 3% -10% Vertical Tier 1 $110.7 $ 73.5 $ 67.1 -9% -39% Other Service Provider $157.2 $123.4 $128.7 4% -18% ICP $108.6 $125.3 $145.4 16% 34% Cable $ 15.9 $ 20.5 $ 13.2 -36% -17% Total $392.4 $342.7 $354.4 3% -10% Q3’23 Q2'24 Q3’24 © 2024 Infinera. All rights reserved. Revenue by Region, Channel and by Vertical GAAP revenue in $ millions; totals may not add up exactly due to rounding. A M E R I C A S : S T R E N G T H AT I C P s A N D S E L E C T S E R V I C E P R O V I D E R S1 E M E A : M A C R O W E A K N E S S A N D T I M I N G O F P R O J E C T S ; S O M E S I G N S O F S TA B I L I Z AT I O N2 A PA C : T I M I N G O F P R O J E C T S , I N C L U D I N G S U B S E A D E P L OY M E N T S3 Ye ar - over- Year ( Yo Y) Tre n d s 4 T I E R 1 : R E M A I N C A U T I O U S O N S P E N D I N G , P R O J E C T P U S H O U T S

Appendix

7 Diluted (GAAP) Earnings Per Share Reconciliation © 2024 Infinera. All rights reserved. (1) For the three-months ended September 28, 2024, June 29, 2024, and September 30, 2023, there were 1.4 million, 1.9 million and 1.9 million shares, respectively, excluded from the calculation of diluted net loss per share, due to their anti-dilutive effect. For the nine-months ended September 28, 2024, and September 30, 2023, there were 1.7 million, and 7.1 million shares, respectively, excluded from the calculation of diluted net loss per share, due to their anti-dilutive effect. (2) For each of the three-months ended September 28, 2024, June 29, 2024, and September 30, 2023, there were 26.1 million shares excluded from the calculation of diluted net loss per share, due to their anti-dilutive effect. For each of the nine-months ended September 28, 2024, and September 30, 2023, there were 26.1 million shares excluded from the calculation of diluted net loss per share, due to their anti-dilutive effect. (3) For each of the three-months ended September 28, 2024, June 29, 2024, and September 30, 2023, there were no shares excluded from the calculation of diluted net loss per share. For the nine-months ended September 28, 2024, there were no shares excluded from the calculation of diluted net loss per share. For the nine-months ended September 30, 2023, there were 1.2 million shares excluded from the calculation of diluted net loss per share, due to their anti-dilutive effect.

8 Diluted (Non-GAAP) Earnings Per Share Reconciliation (1) For the three-months ended September 28, 2024, and June 29, 2024, there were 1.4 million, and 1.9 million shares, respectively, excluded from the calculation of diluted net income (loss) per share, due to their anti-dilutive effect. For the three-months ended September 30, 2023, there were no shares excluded from the calculation of diluted net income per share. For the nine-months ended September 28, 2024, and September 30, 2023, there were 1.7 million, and 7.1 million shares, respectively, excluded from the calculation of diluted net income (loss) per share, due to their anti-dilutive effect. (2) For each of the three-months ended September 28, 2024, and June 29, 2024, there were 26.1 million shares excluded from the calculation of diluted net income (loss) per share, due to their anti-dilutive effect. For the three-months ended September 30, 2023, there were no shares excluded from the calculation of diluted net income per share. For each of the nine-months ended September 28, 2024, and September 30, 2023, there were 26.1 million shares excluded from the calculation of diluted net income (loss) per share, due to their anti-dilutive effect. (3) For each of the three-months ended September 28, 2024, June 29, 2024, and September 30, 2023, there were no shares excluded from the calculation of diluted net income (loss) per share. For each of the nine- months ended September 28, 2024, and September 30, 2023, there were no shares excluded from the calculation of diluted net income (loss) per share. © 2024 Infinera. All rights reserved.

9 GAAP to Non-GAAP Reconciliation 1. TOTALS MAY NOT ADD UP DUE TO ROUNDING. 2. NON-GAAP METRICS ARE RECONCILED TO THE MOST DIRECTLY COMPARABLE GAAP FINANCIAL METRIC. 3. FOR A COMPLETE RECONCILIATION OF OTHER PERIOD RESULTS, SEE PRIOR QUARTERLY EARNINGS RELEASES. N O T E S © 2024 Infinera. All rights reserved.

10 GAAP to Non-GAAP Reconciliation 1. TOTALS MAY NOT ADD UP DUE TO ROUNDING. 2. NON-GAAP METRICS ARE RECONCILED TO THE MOST DIRECTLY COMPARABLE GAAP FINANCIAL METRIC. N O T E S © 2024 Infinera. All rights reserved.